UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 17, 2006
                                                        -----------------

                                 SyntheMed, Inc.
                                 ---------------
             (Exact name of Registrant as Specified in its Charter)



          Delaware                       0-20580                 14-1745197
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(State or Other Jurisdiction     (Commission file Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

      Po Box 219, Little Silver, New Jersey                        07739
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     (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's telephone number, including area code (732) 728-1769
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.
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       On February 17, 2006, our Board of Directors approved a one-year extension of the expiration date of all outstanding stock options that were otherwise scheduled to expire during the remainder of 2006. All other terms of the options remain unchanged. Among the extended options were options to purchase an aggregate of 293,324 shares of common stock held by Mr. Robert P. Hickey, our President, CEO and CFO and a director of our company, and options to purchase an aggregate of 91,580 shares of common stock held by Dr. Eli Pines, our Vice President and Chief Scientific Officer.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SyntheMed, Inc.


Date:  March 3, 2006                        By:  /s/ Robert P. Hickey
                                               ------------------------------
                                                 Robert P. Hickey
                                                 President, CEO and CFO














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